Exhibit 99.2 Built on History. Strengthened by Scale. November 12, 2026

Important cautionary statement about forward-looking statements This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may include statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Hancock Whitney and Trustmark, the expected timing of completion of the transaction, and other statements that are not historical facts. Any forward-looking statement made in this presentation is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Such statements are subject to numerous assumptions, risks, estimates, uncertainties, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook, or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Hancock Whitney and Trustmark caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Hancock Whitney's and Trustmark's control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: the impact of current and future economic conditions, including the effects of declines in the real estate market, tariffs or trade wars (including reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services), high unemployment, inflationary pressures, increasing insurance costs, fluctuations in interest rates, including the impact of changes in interest rates on our financial projections, models and guidance and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing, general economic business conditions in our local markets, Federal Reserve action with respect to interest rates, the effects of war or other conflicts, acts of terrorism, climate change, the impact of natural or man-made disasters, the adequacy of our enterprise risk management framework, potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings, assessments, and enforcement actions, as well as the impact of negative developments affecting the banking industry and the resulting media coverage; the timing, benefits, the potential impact of third-party business combinations in our footprint on our performance and financial condition, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, and the impact of artificial intelligence on our business operations, the adequacy of our internal controls over financial and non-financial reporting, the impact of changes in U.S. laws or policies, including those related to credit card interest rates, the financial impact of regulatory requirements and tax reform legislation, deposit trends, credit quality trends, net interest margin trends, future expense levels, future profitability, supplemental disclosure items, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts and expected returns; the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the merger agreement between Hancock Whitney and Trustmark; the outcome of any legal proceedings that may be instituted against Hancock Whitney or Trustmark; delays in completing the proposed transaction involving Hancock Whitney and Trustmark; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain Hancock Whitney shareholder approval or Trustmark shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Hancock Whitney and Trustmark do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability of Hancock Whitney and Trustmark to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Hancock Whitney and Trustmark successfully; the dilution caused by Hancock Whitney's issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Hancock Whitney and Trustmark. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” of Hancock Whitney’s Annual Report on Form 10-K for the year ended December 31, 2025, and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2026, each of which is on file with the U.S. Securities and Exchange Commission (“the SEC”) and available on the Investor Relations section of Hancock Whitney's website, investors.hancockwhitney.com, and in other documents Hancock Whitney files with the SEC, and in Trustmark's Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2026, each of which is available on Trustmark's investor relations website, investorrelations.trustmark.com and in other documents Trustmark files with the SEC. 2

Important cautionary statement about forward-looking statements (cont.) In connection with the proposed transaction, Hancock Whitney will file with the SEC a Registration Statement on Form S-4 (the “registration statement”), that will include a joint Proxy Statement of Hancock Whitney and Trustmark and a Prospectus of Hancock Whitney, (the “joint proxy statement/prospectus”), as well as other relevant documents regarding the proposed transaction. The proposed transaction involving Hancock Whitney and Trustmark will be submitted to Hancock Whitney’s shareholders and Trustmark’s shareholders for their consideration. INVESTORS, SHAREHOLDERS OF HANCOCK WHITNEY AND SHAREHOLDERS OF TRUSTMARK ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND THE FEDERAL RESERVE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Hancock Whitney and Trustmark, without charge, from the SEC’s website (www.sec.gov), Hancock Whitney’s website at investors.hancockwhitney.com and Trustmark’s website at investorrelations.trustmark.com. Copies of the joint proxy statement/prospectus, when available, and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Hancock Whitney Investor Relations, Hancock Whitney Corporation, Hancock Whitney Plaza, 2510 14th Street, Gulfport, Mississippi 39501, Attention: Investor Relations, by calling 504.299.5706, or by sending an e-mail to investorrelations@hancockwhitney.com. Copies of the joint proxy statement/prospectus, when available, and the filings containing information about Trustmark may be obtained after their filing with the SEC, without charge, by directing a request to Trustmark Investor Relations, Trustmark Corporation, 248 East Capitol Street, Jackson, Mississippi 39201, by calling 601.208.6898, or by sending an e-mail to investorrelations@trustmark.com. References to Hancock Whitney’s and Trustmark’s websites do not constitute incorporation by reference of the information contained on those websites and such information is not, and should not be, deemed part of this filing. Hancock Whitney, Trustmark, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Hancock Whitney and shareholders of Trustmark in connection with the proposed transaction. Information regarding the interests of the directors and executive officers of Hancock Whitney and Trustmark and other persons who may be deemed to be participants in the solicitation of shareholders of Hancock Whitney and Trustmark in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive joint proxy statement/prospectus related to the transaction, which will be filed by Hancock Whitney with the SEC. Information regarding Hancock Whitney’s directors and executive officers is available in its definitive proxy statement relating to its 2026 Annual Meeting of Shareholders, which was filed with the SEC on March 17, 2026, and other documents filed by Hancock Whitney with the SEC. Information regarding Trustmark’s directors and executive officers is available in its definitive proxy statement relating to its 2026 Annual Meeting of Shareholders, which was filed with the SEC on March 16, 2026, and other documents filed by Trustmark with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC and by Hancock Whitney and Trustmark, respectively. Free copies of these documents may be obtained as described above under “Important Additional Information and Where to Find It.” This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law. 3

Creating the Premier Gulf South Bank Transaction at a Glance Growth in Key Markets and Expansion to TN ► A strategic transaction that enhances the combined company’s ability to scale TN ► Significant value creation through expected AL MS synergies and growth LA ► Strengthens core deposit franchise TX ► Deepens banking capabilities and market leadership Legend: FL (1) Hancock Whitney branch Pro Forma Snapshot Trustmark branch $58B $40B (2) Assets Gross Loans Top Regional Banks in the South $48B $65B $58B Deposits Wealth AUM / AUA $39B $19B 370 $8.9B Branches Market Cap (1) Combined data as of September 30, 2026; market data as of November 11, 2026 (2) Ranked by total assets; top 25 publicly-traded banks under $100B in total assets headquartered in the South, as defined by the U.S. Census Bureau Source: S&P Capital IQ Pro 4

Transaction Highlights 1 Creates the Premier Gulf South Bank ► Creates a ~$58 billion Gulf South regional bank better positioned to compete with dominant nationwide and super- regional banks ► Establishes #1 and #2 deposit positions in Mississippi and Louisiana, respectively, while strengthening presence across Gulf South ► Combines granular, relationship-oriented customer bases with complementary businesses 2 Compelling Financial Benefits Supporting Long-Term Shareholder Value ► Combined profitability, with fully phased-in cost savings, supports ~1.6% ROA, ~17-18% ROTCE and sub-50% efficiency ratio ► Meaningful operating efficiencies supported by geographic overlap and increased scale ► Enhanced earnings power and capital generation position HWC for continued organic growth and long-term value creation 3 Strong Cultural Alignment and Disciplined Execution ► Longstanding Gulf South institutions with complementary relationship-oriented banking models ► Opportunity to leverage HWC's existing infrastructure and operating capabilities across a larger franchise ► Experienced leadership teams with successful track records in integrating bank acquisitions and mitigating execution risk Note: Financials as of September 30, 2026 5

Overview of Trustmark

Trustmark at a Glance

- **Established Gulf South Bank:** Mississippi-headquartered institution with a longstanding history of relationship banking
- **Regional Footprint:** Banking operations across MS, AL, FL, TN and TX
- **Diversified Business Mix:** Commercial and consumer banking, wealth management, trust and mortgage services

Financial Highlights[1]

$19.1B Assets	$13.9B Gross Loans	$16.1B Deposits
1.22% ROAA	64% Efficiency	3.87% NIM
0.09% 5-year Avg. NCOs / Avg. Loans	12.0% CET1 Ratio	19% Fee Income / Revenue

(1) Financial data as of quarter ended September 30, 2026
Source: S&P Capital IQ Pro

Branch Footprint


Legend:
Trustmark branch (176)
TN
Memphis
MS
AL
Birmingham
Jackson
TX
Montgomery
Hattiesburg
Mobile
Houston
FL
Gulfport-Biloxi
Destin
Panama City
Houston, TX
Memphis, TN-North MS

Trustmark
6
HANCOCK WHITNEY

Compelling Growth Thesis Establishing Clear Leadership Louisiana Mississippi Alabama HWC Pro Forma HWC Pro Forma HWC Pro Forma #2 #2 #6 #1 #15 #7 Deposit Share Deposit Share Deposit Share +143% +241% $17.0B $4.5B $15.2B $1.9B $4.6B Deposits $ Deposits $ Deposits $ Continued Expansion in Key Markets Florida Texas Tennessee HWC Pro Forma HWC Pro Forma HWC Pro Forma #21 #19 #80 #61 – #59 Deposit Share Deposit Share Deposit Share +21% +40% $6.8B $8.3B $1.5B $2.1B – $0.7B Deposits $ Deposits $ Deposits $ Source: S&P Capital IQ Pro; deposit market share data as of June 30, 2026; non-retail branches are excluded 7

Leading Positions Across Core Southern MSAs

Top 20 Combined MSAs

Blue highlight indicates top 5 share rank

MSA	Deposits ($MM)	Deposit Share (%)	Rank (#)
Jackson, MS	7,099	30.2	1
New Orleans-Metairie, LA	6,877	19.1	2
Baton Rouge, LA	3,833	14.4	2
Gulfport-Biloxi, MS	3,574	42.2	1
Mobile, AL	1,990	18.8	2
Orlando-Kissimmee-Sanford, FL	1,762	2.6	8
Slidell-Mandeville-Covington, LA	1,632	20.6	1
Houston-Pasadena-The Woodlands, TX	1,600	0.5	21
Crestview-Fort Walton Beach-Destin, FL	1,440	17.3	1
Panama City-Panama City Beach, FL	1,439	28.2	1
Lafayette, LA	1,392	11.4	4
Memphis, TN-MS-AR	989	2.1	9
Hattiesburg, MS	955	23.2	1
Pensacola-Ferry Pass-Brent, FL	940	11.5	3
Tampa-St. Petersburg-Clearwater, FL	938	1.0	15
Houma-Bayou Cane-Thibodaux, LA	874	16.1	1
Lake Charles, LA	667	10.9	4
Tallahassee, FL	561	6.7	5
North Port-Bradenton-Sarasota, FL	555	1.9	15
Montgomery, AL	524	5.4	7

Source: S&P Capital IQ Pro; deposit market share data as of June 30, 2026; pro forma for deals that have not yet closed

70%
Top 20 MSAs with Top 5 Deposit Rank

10
Top 20 MSAs Ranked #1 or #2

7
Top 20 MSAs with #1 Deposit Rank

Trustmark
8
HANCOCK WHITNEY

A New Era of Investment in the Gulf South Major investments in technology, energy and manufacturing highlight accelerating economic development across Louisiana and Mississippi, supporting long-term growth opportunities for the combined franchise Louisiana Mississippi Investment Investment Company ($B) ($B) Company Memphis Tupelo Oxford $100 $25 Starkville $50 $20 Vicksburg Jackson Shreveport Meridian Monroe $18 $10 Hattiesburg Alexandria $18 $6 Gulfport-Biloxi Baton Rouge Lake Charles Lafayette New Orleans $18 $2 Source: Louisiana Economic Development (LED), Mississippi Development Authority (MDA) 9

Momentum in Mississippi Improving educational outcomes, cost advantages and significant corporate investment position Mississippi for long-term economic growth and expanded banking opportunities Improving Education Structural Affordability Significant Investment #1 #2 $35B Score improvements in Lowest consumer price Combined announced level among U.S. states Amazon and Compass project reading and math since 2013 investments Significant investment in Prices 13% below the U.S. Significant improvement in technology infrastructure and average creates advantages early educational outcomes economic diversification for households and businesses Source: Mississippi Department of Education, 2024 NAEP Results; U.S. Bureau of Economic Analysis, 2024 Regional Price Parities; Mississippi Development Authority, January 2025 and April 2026 announcements 10

Expands and Enhances Growth Markets Top 5 U.S. States National Net Domestic Migration Since 2020 Net Domestic Migration U.S. Census Boundaries (1) 4 Divisions Florida +890K Texas +813K North Carolina +477K South Carolina +379K Tennessee +293K Blue highlight indicates Hancock Whitney combined markets (1) Based on net domestic migration from April 1, 2020 to July 1, 2025 per the U.S. Census Bureau Source: S&P Capital IQ Pro 11

Strong Funding Profile Historical Cost of Deposits (%) Top Quartile Cost of deposits 2.50% among Southern (1) Peers (1) Southern Peers Median 2.00% 1.85% ~29% 1.68% Combined non- 1.56% interest-bearing 1.50% deposit composition 1.00% Century-Old Granular relationship- based deposit 0.50% franchise 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 2023 2024 2025 2026 (1) Includes publicly-traded banks headquartered in the South, as defined by the U.S. Census Bureau, with total assets between $10 billion and $100 billion Source: S&P Capital IQ Pro 12

(1) Top Quartile Pro Forma Profitability Efficiency Ratio ROA ROTCE (2028E) (2028E) (2028E) Peer 6 Peer 15 Peer 18 Peer 15 Peer 5 Peer 4 Peer 5 PF PF ~1.6% ~17-18% Peer 9 Peer 12 Peer 7 PF Peer 18 HWC ~49% 16% Peer 12 Peer 6 Peer 5 Top Quartile Peer 2 Peer 9 Peer 2 Peer 7 HWC Peer 1 1.5% Peer 11 Peer 7 Peer 16 Peer 13 Peer 17 Peer 11 Median Peer 16 Peer 11 Peer 19 Peer 19 Peer 2 Peer 13 HWC Peer 16 Peer 15 54% Peer 1 Peer 19 Peer 9 Peer 14 Peer 4 Peer 17 Peer 18 Peer 1 Peer 14 Peer 17 Peer 13 Peer 12 Peer 10 Peer 14 Peer 3 Peer 8 Peer 3 Peer 6 Peer 4 Peer 10 Peer 8 Peer 3 Peer 8 Peer 10 (1) Includes publicly-traded banks headquartered in the South, as defined by the U.S. Census Bureau, with total assets between $20 billion and $100 billion; metrics based on 2028E consensus estimates Source: S&P Capital IQ Pro; FactSet 13

Transaction Structure and Terms

Structure & Consideration	▸ Consideration mix: 100% common stock ▸ Fixed exchange ratio: 0.7463 shares of HWC common stock to be exchanged for each share of TRMK common stock ▸ Pro forma ownership: ~65% HWC shareholders / ~35 % TRMK shareholders
Transaction Pricing & Multiples	▸ Consideration: ~$54.02 per share or $3.2B in aggregate transaction value ▸ Price / TBV: 1.78x ▸ Pay-to-Trade: 93% ▸ Price / 2028E EPS: 11.8x ▸ Price / fully-synergized 2028E EPS: 7.2x
Leadership & Community	▸ Board of Directors: 5 directors from TRMK, including President and CEO Duane A. Dewey, to join the HWC Board of Directors ▸ Name: Hancock Whitney Bank and Hancock Whitney Corporation ▸ Headquarters: Gulfport, Mississippi ▸ President and CEO: John M. Hairston ▸ Advisory Board: Establishing a Central Mississippi Advisory Board in Jackson, Mississippi
Diligence & Timing	▸ Diligence: Conducted extensive due diligence across all key business functions, including support from third-party vendors ▸ Approvals: Subject to receipt of approvals from HWC and TRMK shareholders and customary regulatory approvals ▸ Closing: Estimated late first quarter of 2027

Trustmark
14
HANCOCK WHITNEY

Estimated Pro Forma Financial Metrics Earnings and Tangible Book Value Profitability ~7% (~7%) ~1.6% 17%-18% ‘28E EPS Accretion TBV Dilution ‘28E ROA ‘28E ROTCE ~2.8 years <50% TBV Earnback ‘28E Efficiency Ratio Projected Capital at Close Deposit Footprint 8.2% 11.2% Top 5 deposit Improved deposit ranking in 70% TCE/TA Ratio CET1 Ratio share position in of the largest 20 5 of 6 states pro forma MSAs 13.2% Total Capital Ratio Note: Financial data as of September 30, 2026; deposit data as of June 30, 2026; estimated metrics are not guarantees of future performance Source: S&P Capital IQ Pro 15

Key Financial Assumptions ► Earnings forecast based on consensus analyst estimates for Hancock Whitney and Trustmark Earnings Estimates ► $205.5 million of pre-tax run-rate net expense savings, or 35% of Trustmark’s noninterest expense – Realized 37.5% in 2027E and 100% thereafter Synergies ► Revenue synergies identified but not included in model ► $250 million in pre-tax merger expenses, realized 100% at closing for model purposes Merger Expenses ► $180.8 million gross loan credit mark or 1.26% of gross loans at close (~1.2x current TRMK reserves) Loan Credit Mark ► $(175.4) million pre-tax loan mark at close; mark accreted SYD over the expected life of the loans Interest Rate & Fair ► $(102.8) million AOCI at close; mark accreted SYD over 7.5 years for bonds and SYD over 3 years for cash flow hedges Value Marks ► $(5.6) million pre-tax subordinated debt mark at close; mark accreted SL over 3.5 years ► Core deposit intangible of 3.5% of Trustmark’s total core deposits – Amortized SYD over 9 years Identified Intangibles ► $50 million of wealth intangible created at close – Amortized SL over 24 years 16

A Stronger Hancock Whitney Clients Associates Broader banking products and Shared relationship-oriented cultures capabilities to fulfill our mission to and commitment to customer service become the best bank for privately owned businesses and business Greater scale and resources to support owners professional development and career opportunities Expanded geographic reach and greater resources to support customer relationships 1 Shareholders Communities Meaningful operating synergies and Continued commitment to relationship enhanced earnings potential banking and local market engagement Improved profitability and capital Greater financial resources and generation support long-term capabilities to support businesses and shareholder value creation communities across the Gulf South 17

Appendix 18

Combined Loan & Deposit Composition Pro Forma Consumer & Other Consumer & Other C&I Consumer & Other 14% 16% 15% 18% C&I 25% C&I C&D C&D 29% 7% 6% C&D 9% $26.5B $13.9B $40.4B 1-4 Family Yield: 5.75% Yield: 5.97% Yield: 5.83% 16% 1-4 Family 18% 1-4 Family CRE & Multifamily 21% CRE & Multifamily 36% CRE & Multifamily 35% 35% Jumbo CDs Jumbo CDs Jumbo CDs Retail 4% 5% Retail 7% CDs Non-interest Non-Interest Non-interest CDs 7% Bearing Bearing Bearing 9% 29% 33% 20% Retail CDs 15% $32.2B $16.1B $48.2B Cost: 1.56% Cost: 1.68% Cost: 1.60% IB, MMDA & IB, MMDA & IB, MMDA & Savings Savings Savings 57% 56% 58% Source: S&P Capital IQ Pro; loan and deposit data as of September 30, 2026 Source: S&P Capital IQ Pro; loan and deposit data as of June 30, 2026 19 Deposits Loans

Diversified Revenue Streams Pro Forma Operating Revenue Pro Forma Fee Income Deposit Service Charges 25% Card Interchange Fees 15% $2.4B $594M Fee 76% 24% Income Revenue Fee Income Trust & 33% Wealth 12% Management Mortgage & Net Lending Income Interest 5% Income 10% Insurance / BOLI Other Income 24% $195M $65B+ Combined LTM Fee Income / Combined LTM Trust, Wealth & Combined Wealth AUM / AUA Operating Revenue Investment Services Revenue Source: S&P Capital IQ Pro; data for the last twelve months ended September 30, 2026; excludes net gains and losses on sales of other real estate owned and other assets 20

Comprehensive Due Diligence Review Key Diligence Focus Thorough Diligence Completed 100+ 100% Financial, Tax, Corporate & Individuals across Of watch loans Accounting & Organizational internal & external Real Estate experts 100% 100% Legal, Risk, Credit & Of large commercial Of classified loans Regulatory & (1) Loan Review Loans Compliance Key Diligence Highlights Deposits & ► Substantial engagement of third-party advisors Human Resources and consultants Funding ► 20+ management meetings conducted covering all key diligence topics ► Granular review of cost savings, synergies, and Technology & Contracts deal charges Cybersecurity ► Third-party credit review conducted alongside internal credit review (1) Represents loans $20 million and above, in which borrower is not a shared client Source: S&P Capital IQ Pro; loan and deposit data as of June 30, 2026 21

Pro Forma Reconciliation Pro Forma TBVPS at Close Reconciliation 2028E Pro Forma EPS Reconciliation Shares TBV ($ millions, except per share values) 2028E ($ millions) (millions) Per Share HWC 2028E Earnings $ 593 HWC Estimated TCE at Close $ 3,229 79.0 $40.89 TRMK 2028E Earnings 254 Combined Earnings $ 847 Pro Forma Adjustments (+) Stock Issued in the Transaction $ 3,150 43.1 After-Tax Transaction Adjustments (-) After-tax Buyer Merger Expenses 141 Fully-Phased in Cost Savings $ 162 (-) Merger Related Intangibles 1,608 Accretion of Interest Rate Marks 68 (+) Adjustment for Discontinuation of Share Repurchases 41 0.5 Intangible Amortization (71) HWC Pro Forma at Close $ 4,672 122.6 $38.10 Other Transaction Adjustments 3 Total Transaction Adjustments $ 162 Dilution to HWC ($) ($2.78) Dilution to HWC (%) (6.8%) Pro Forma Earnings $ 1 ,009 (1) Average Pro Forma Diluted Shares (millions) 122.6 Estimated Calculation of Goodwill and Intangibles HWC Standalone EPS $7.71 ($ millions) Pro Forma EPS $8.23 Deal Value $ 3,150 2028E EPS Accretion ($) $0.52 TRMK TBV at Close $ 1,801 2028E EPS Accretion (%) 6.8% (–) Net Credit Mark 22 (–) Fair Value Adjustments (Pre-Tax) 164 (+) Net DTA from Fair Value Adjustments 39 Adjusted TBV at Close $ 1,654 Excess Over Adjusted TBV $ 1 ,496 (–) Identifiable Intangibles Created 531 (+) Transaction DTL 112 Goodwill Created $ 1,076 Total Intangibles Created $ 1,608 (1) Pro forma diluted shares include HWC RSAs, RSUs and PSUs, rolled TRMK RSUs and PSUs, and, based on consensus estimates, assumes ~2.4 million shares are repurchased in FY2028 22

How Hancock Whitney Does Business Our Mission. Our Purpose. Our Promise to Associates. Each day, we reaffirm our mission We work hard to create We honor and respect associates to help people achieve their opportunities for people and the with a heartfelt promise: You can financial goals and dreams. communities we serve, our grow. You have a voice. You are purpose for doing what we do. important. Our core values. Honor & Integrity We proudly bear a figurative badge symbolizing our steady commitment to do the right thing for the people who depend on and trust us. Strength & Stability We maintain strong capital and solid business practices to anchor the company's financial soundness and offer clients safe harbor for their hard-earned money. Commitment to Service With a steadfast pledge to five-star excellence, we strive to deliver exceptional service to our clients and communities every day. Teamwork We embrace the importance of collaboration and work together with people, communities, and each other to empower success in the hometowns we serve. Personal Responsibility Each of us carries the long-burning light of accountability that leads us to go above and beyond our best. 23

Built on History. Strengthened by Scale. November 12, 2026